UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 15, 2003


                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


                0-12817                              95-3087593
        (Commission File Number)         (IRS Employer Identification No.)


               110 West Easy Street, Simi Valley, California 93065 (Address of Principal Executive Offices) (Zip Code)


                                 (805) 581-4000
              (Registrant's Telephone Number, Including Area Code)












                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5   Other Events.

         On April 15, 2003, PerfectData Corporation (the "Company") issued a press release reporting that, effective as of the opening of business on April 17, 2003, the Company's Common Stock, no par value (the "Common Stock"), would be delisted from The Nasdaq SmallCap Market and that the Common Stock would thereafter be eligible for quotations on the OTC Bulletin Board. A copy of the press release is filed as Exhibit A to this Report and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired:

         None

(b)      Proforma financial information:

         None

(c)      Exhibits

         Number            Exhibit
         A                 Press release dated April 15, 2003.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PERFECTDATA CORPORATION
                                              (Registrant)



 Date  April 16, 2003                  By  /s/ Irene J. Marino
                                       (Signature)
                                       Irene J. Marino
                                       Vice President, Finance




                                    Exhibit A




NEWS RELEASE                                         For further information:
FOR IMMEDIATE RELEASE                                PERFECTDATA CORPORATION
April 15, 2003
                                                     Harris A. Shapiro
                                                     Chairman of the Board
                                                     (805) 581-4000, Ext. 200



                 PERFECTDATA'S COMMON STOCK DELISTED FROM NASDAQ


         SIMI VALLEY, California, April 15, 2003 - PerfectData Corporation (NASDAQ:PERF) announced today that, effective with the opening of trading on Thursday, April 17, 2003, its Common Stock will be delisted from The Nasdaq SmallCap Market. The Common Stock will immediately be eligible for quotation on the OTC Bulletin Board under the symbol "PERF," the same symbol under which the Common Stock was traded on Nasdaq.

         The Company noted that, as previously reported, the Company was not in compliance with two Nasdaq Market Rules, i.e., not having a shareholders' equity in excess of $2,500,000 and its bid price being below $1.00 per share.

         Harris A. Shapiro, PERF's Chairman and Chief Executive Officer, commented that "We are obviously disappointed that our Common Stock was delisted. However, our cash position is still strong and we shall continue to seek an acquisition that will bring greater shareholder value for our shareholders."

         PerfectData Corporation, based in Simi Valley, California, designs and markets a broad line of computer, office care and maintenance products and accessories. The products are designed to eliminate or minimize contamination in and around computers and office automation equipment, and to enhance user performance.

         The release herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions which are subject to change.